UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2016

GREAT WESTERN BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36688	47-1308512
(Commission File Number)	(IRS Employer Identification No.)

225 South Main Avenue
Sioux Falls, South Dakota	57104
(Address of Principal Executive Offices)	(Zip Code)

(605) 334-2548
(Registrant’s Telephone Number, Including Area Code)

100 North Phillips Avenue
Sioux Falls, South Dakota 57104
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2016, the Board of Directors (the “Board”) of Great Western Bancorp, Inc. (the “Company”) adopted the Great Western Bancorp, Inc. Clawback Policy (the “Policy”) effective July 27, 2016. The Policy applies to the Company’s future, current and former executive officers as defined in the Securities Exchange Act of 1934, as amended, and as determined by the Board in accordance with Section 10D of the Exchange Act and the listing standards of the national securities exchange on which the Company’s securities are listed, and such other senior executives or employees, who may from time to time be deemed subject to the Policy by the Board (each a “Covered Executive”).

Under the Policy, if the Company is required to prepare an accounting restatement due to the Company’s material noncompliance with any financial reporting requirement under the U.S. federal securities laws, then the Board will require reimbursement or forfeiture of any excess Incentive Compensation received by any Covered Executive during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement. For purposes of this Policy, Incentive Compensation means:

“all bonuses and other incentive and equity compensation awarded to each of the Covered Executives, the amount, payment and/or vesting of which was calculated based wholly or in part on the application of objective performance criteria measured during any part of the period covered by the restatement of any of the following; provided that such compensation is granted, earned or vested based wholly or in part on the attainment of a financial reporting measure (reporting measures such as Net Income, Efficiency Ratio, Return on Equity, Return on Tangible Assets), which may include but are not limited to:

•Annual bonuses and other short- and long-term cash incentives.
•Stock options.
•Stock appreciation rights.
•Restricted stock.
•Restricted share units.
•Performance shares.
•Performance share units.”

Excess Incentive Compensation means:

“the amount to be recovered will be the excess of the Incentive Compensation paid to the Covered Executive based on the erroneous data over the Incentive Compensation that would have been paid to the Covered Executive had it been based on the restated results, as determined by the Board.”

The foregoing description of the Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Policy, effective July 27, 2016, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

On August 1, 2016, the Company moved its headquarters to 225 S. Main Avenue, Sioux Falls, South Dakota 57104. The Company’s telephone number remains the same (605) 334-2548.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description

10.1	Great Western Bancorp, Inc. Clawback Policy

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT WESTERN BANCORP, INC.

Date: August 1, 2016	By: /s/ Donald J. Straka
Name: Donald J. Straka
Title: General Counsel and Secretary